UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2014

Landmark Apartment Trust of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3505 E Frontage Road, Suite 150 Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 237-1335

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of the 2006 Plan

On May 13, 2014, the board of directors (the “Board”) of Landmark Apartment Trust of America, Inc. (the “Company”) amended and restated the Company’s 2006 Incentive Award Plan (the “2006 Plan”) to provide that independent directors will no longer be granted 1,000 shares of the Company’s restricted common stock upon their initial elections and subsequent re-elections to the Board. The foregoing summary of the material terms of the amendment and restatement of the 2006 Plan is qualified in its entirety by the terms of the amendment and restatement of the 2006 Plan attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 13, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted: (i) to elect nine directors, each to hold office for a one-year term expiring at the 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies, and (ii) to amend the charter of the Company (the “Charter”) to require the Company to adhere to certain ownership and other restrictions set forth in the Internal Revenue Code of 1986, as amended. The two proposals are described in detail in the Company’s definitive proxy statement, dated April 9, 2014, as filed on Schedule 14A on April 9, 2014.

As of March 19, 2014, the record date established for voting on the matters set forth above, the shares of the Company’s common stock and preferred stock outstanding and entitled to vote at the Annual Meeting represented 77,521,520 votes, of which 25,251,833 shares were common stock representing 25,251,833 votes and 27,776,300 shares were preferred stock representing 52,269,688 votes. Of the aggregate shares entitled to vote as of the record date, 9,646,348 shares of common stock representing 9,646,348 votes were present at the meeting in person or by proxy, and 27,776,300 shares of the preferred stock representing 52,269,688 votes were present at the meeting in person or by proxy.

Proposal No. 1 – Approval of the amendment to the Charter.

The voting results for the approval of the amendment to the Charter are set forth below:

For	Against	Abstentions
59,329,851	2,047,924	538,260

No broker non-votes were cast in the vote regarding the amendment to the Charter.

Proposal No. 2 – To elect nine directors, each to hold office for a one-year term expiring at the 2015 Annual Meeting of Stockholders and until his or her successor is duly elected and qualifies.

Each of the nine director nominees were elected by our stockholders by the requisite vote for approval, and the voting results are set forth below:

Name of Director	For	Withheld
Joseph G. Lubeck	59,523,716	2,392,319
Stanley J. Olander, Jr.	59,509,865	2,406,170
Glenn W. Bunting, Jr.	59,529,459	2,386,576
Karl Frey	52,269,688	—
Ronald. D. Gaither	59,532,005	2,384,030
Edward M. Kobel	59,531,997	2,384,038
Michael Nash	52,269,688	—
Michael Salkind	59,527,499	2,388,536
Howard Silver	59,533,376	2,382,659

No broker non-votes were cast in the election of the Company’s directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment and Restatement of the 2006 Incentive Award Plan of Landmark Apartment Trust of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2014	Landmark Apartment Trust of America, Inc.

	By:	/s/ B. Mechelle Lafon
	Name:	B. Mechelle Lafon
	Title:	Assistant Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment and Restatement of the 2006 Incentive Award Plan of Landmark Apartment Trust of America, Inc.